UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Experimental Station, Route 141 & Henry Clay Road, Building E336 Wilmington, DE		19880
(Address of principal executive offices)		(Zip Code)

(302) 498-6700

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Incyte Corporation (“Incyte”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2005 (the “Form 8-K”)  to update the information set forth in the Form 8-K by amending and restating the disclosure set forth therein.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 18, 2005, Incyte entered into a Collaborative Research and License Agreement (the “License Agreement”) with Pfizer Inc. (“Pfizer”) for the development, manufacture and marketing of oral CCR2 antagonists.  Under the License Agreement, Pfizer received exclusive worldwide development and commercialization rights to Incyte’s portfolio of CCR2 antagonist compounds for all indications, excluding multiple sclerosis and one other undisclosed indication, for which Incyte retains exclusive worldwide rights, and certain compounds.

Concurrently with the execution of the License Agreement, Incyte and Pfizer Overseas Pharmaceuticals, a wholly-owned subsidiary of Pfizer (“Pfizer OP”), entered into a Note Purchase Agreement, as described under Items 2.03 and 3.02 below.  Pursuant to the Note Purchase Agreement, on February 3, 2006, Incyte issued to Pfizer OP a convertible subordinated promissory note (the “February Note”), as described under Items 2.03 and 3.02 below. The information contained in Items 2.03 and 3.02 with respect to the Note Purchase Agreement and the February Note is hereby incorporated by reference.

The License Agreement was deemed effective on January 5, 2006, following the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

A copy of the press release dated November 21, 2005 relating to the License Agreement was attached to the Form 8-K as Exhibit 99.1 thereto.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

In connection with the execution of the License Agreement discussed in Item 1.01 above, on November 18, 2005, Incyte also entered into a Note Purchase Agreement pursuant to which it agreed to sell to Pfizer OP up to $20 million of convertible subordinated promissory notes (the “Notes”).  On February 3, 2006, Incyte issued to Pfizer OP the first of the these Notes, the February Note, with a principal amount of $10 million. Pursuant to the Note Purchase Agreement, an additional Note with a principal amount of $10 million will be issued, at Incyte’s sole election, if Incyte files an Investigational New Drug Application in an indication retained by Incyte under the License Agreement.  Incyte will not pay interest on the principal amount of the Notes and the Notes will mature and be payable in full seven years following the applicable date of issuance.  Incyte may not prepay the Notes until after the third anniversary of the date of issuance, at which time Incyte may prepay the Notes without penalty.

Prior to maturity, Pfizer OP may convert all or any portion of the Notes into shares of common stock of Incyte as discussed in more detail in Item 3.02 below.  Under the terms of the Note Purchase Agreement and subject to certain limitations, Incyte granted Pfizer OP demand and piggyback registration rights under the Securities Act of 1933 for the shares of Incyte common stock issued upon conversion of the Notes.

If there is an event of default under the terms of the Notes, not cured by Incyte, Pfizer OP can require Incyte immediately to pay the entire unpaid principal amount then outstanding under the Notes.   Events of default include Incyte’s failure to pay any portion of the principal of the Notes when due or to comply in any material respect with the terms of the Note Purchase Agreement or the License Agreement, the acceleration of an aggregate of $10 million or more in principal amount of Incyte indebtedness or the commencement of a voluntary or involuntary liquidation, reorganization or other relief with respect to Incyte or its debts under a bankruptcy, insolvency or other similar law.

The foregoing summary descriptions of the Note Purchase Agreement and the February Note do not purport to be complete and are qualified in their entirety by reference to the Note Purchase Agreement and the form of Note, which are attached as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the License Agreement discussed in Item 1.01 above, on November 18, 2005, Incyte also entered into a Note Purchase Agreement pursuant to which it agreed to sell to Pfizer OP up to $20 million of convertible subordinated notes subject to certain conditions described in Item 2.03 above.  On February 3, 2006, Incyte issued to Pfizer OP the February Note, as described in Item 2.03 above. At any time prior to maturity, Pfizer OP may convert all or any portion of outstanding Notes into shares of common stock of Incyte at a conversion price representing a premium to Incyte’s common stock price immediately preceding the issuance of the applicable Note.  The initial conversion price for the February Note is $6.8423 per share.  The conversion prices of the Notes will be appropriately adjusted for stock splits, stock dividends or combinations.

The Notes and any shares of common stock of Incyte issued upon conversion of the Notes (the “Shares”) that may be issued to Pfizer OP will be issued in reliance on the exemption from the registration provisions of the Securities Act of 1933 (the “Act”) set forth in Section 4(2) promulgated thereunder relating to sales by an issuer not involving a public offering.  There was no general solicitation or general advertising of the sale of the Notes or the Shares, Incyte made a reasonable inquiry to determine that the Notes and Shares were being acquired by an “accredited investor” as defined under the Act for investment and not distribution and, prior to the execution of the Note Purchase Agreement, Incyte disclosed that the Notes and the Shares have not been registered under the Act and may not be resold unless they are registered or an exemption from such registration is available.  Any Notes or Shares issued pursuant to the Note Purchase Agreement will bear appropriate restrictive legends.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

4.1†	Form of Convertible Subordinated Promissory Note.

10.1	Note Purchase Agreement, dated as of November 18, 2005, by and between Incyte Corporation and Pfizer Overseas Pharmaceuticals.

99.1*	Press release dated November 21, 2005.

* Previously filed.
† Confidential treatment has been requested for portions of this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 6, 2006

INCYTE CORPORATION

By:	/s/ Patricia A. Schreck
Patricia A. Schreck
Executive Vice President and
General Counsel